Exhibit 99(b)

                                                                     Page 1 of 7
                    CULP, INC. FINANCIAL INFORMATION RELEASE
                    CONSOLIDATED STATEMENTS OF INCOME (LOSS)
    FOR THE THREE MONTHS AND TWELVE MONTHS ENDED MAY 1, 2005 AND MAY 2, 2004
                                   (UNAUDITED)
                (Amounts in Thousands, Except for Per Share Data)

                                     THREE MONTHS ENDED (UNAUDITED)
                         -------------------------------------------------------

                                Amounts                      Percent of Sales
                         ---------------------             ---------------------
                           May 1,     May 2,     % Over      May 1,     May 2,
                            2005       2004      (Under)      2005       2004
                         ---------- ---------- ----------  ---------- ----------

Net sales               $   74,183     85,148     (12.9)%     100.0 %    100.0 %
Cost of sales               68,835     69,510      (1.0)%      92.8 %     81.6 %
                         ---------- ---------- ----------  ---------- ----------
     Gross profit            5,348     15,638     (65.8)%       7.2 %     18.4 %

Selling, general and
 administrative expenses     9,048      9,925      (8.8)%      12.2 %     11.7 %
Restructuring expense
 (credit)                    8,083     (1,047)   (872.0)%      10.9 %     (1.2)%
                         ---------- ---------- ----------  ---------- ----------
     Income (loss) from
      operations           (11,783)     6,760    (274.3)%     (15.9)%      7.9 %

Interest expense               924        988      (6.5)%       1.2 %      1.2 %
Interest income                (36)       (20)     80.0 %      (0.0)%     (0.0)%
Other expense                   81        220     (63.2)%       0.1 %      0.3 %
                         ---------- ---------- ----------  ---------- ----------
     Income (loss)
      before income
      taxes                (12,752)     5,572    (328.9)%     (17.2)%      6.5 %

Income taxes*               (5,022)     1,839    (373.1)%      39.4 %     33.0 %
                         ---------- ---------- ----------  ---------- ----------
     Net income (loss)  $   (7,730)     3,733    (307.1)%     (10.4)%      4.4 %
                         ========== ========== ==========  ========== ==========

Net income (loss) per
 share-basic                ($0.67)     $0.32    (309.4)%
Net income (loss) per
 share-diluted              ($0.67)     $0.32    (309.4)%
Net income (loss) per
 share, diluted,
 excluding restructuring
 and related charges and
 credits                    ($0.12)     $0.26    (146.2)%

Average shares
 outstanding-basic          11,550     11,531       0.2 %
Average shares
 outstanding-diluted        11,550     11,815      (2.2)%



                                    TWELVE MONTHS ENDED (UNAUDITED)
                         ------------------------------------------------------

                                Amounts                      Percent of Sales
                         ---------------------             ---------------------
                           May 1,     May 2,      % Over     May 1,     May 2,
                            2005       2004      (Under)      2005       2004
                         ---------- ---------- ----------  ---------- ----------

Net sales               $  286,498    318,116      (9.9)%     100.0 %    100.0 %
Cost of sales              260,341    259,794       0.2 %      90.9 %     81.7 %
                         ---------- ---------- ----------  ---------- ----------
     Gross profit           26,157     58,322     (55.2)%       9.1 %     18.3 %

Selling, general and
 administrative expenses    35,357     41,019     (13.8)%      12.3 %     12.9 %
Goodwill impairment          5,126          0     100.0 %       1.8 %      0.0 %
Restructuring expense
 (credit)                   10,372     (1,047) (1,090.6)%       3.6 %     (0.3)%
                         ---------- ---------- ----------  ---------- ----------
     Income (loss) from
      operations           (24,698)    18,350    (234.6)%      (8.6)%      5.8 %

Interest expense             3,713      5,528     (32.8)%       1.3 %      1.7 %
Interest income               (134)      (376)    (64.4)%      (0.0)%     (0.1)%
Early extinguishment of
 debt                            0      1,672    (100.0)%       0.0 %      0.5 %
Other expense                  517        750     (31.1)%       0.2 %      0.2 %
                         ---------- ---------- ----------  ---------- ----------
     Income (loss)
      before income
      taxes                (28,794)    10,776    (367.2)%     (10.1)%      3.4 %

Income taxes*              (10,942)     3,556    (407.7)%      38.0 %     33.0 %
                         ---------- ---------- ----------  ---------- ----------
     Net income (loss)  $  (17,852)     7,220    (347.3)%      (6.2)%      2.3 %
                         ========== ========== ==========  =========  ==========

Net income (loss) per
 share-basic                ($1.55)     $0.63    (346.0)%
Net income (loss) per
 share-diluted              ($1.55)     $0.61    (354.1)%
Net income (loss) per
 share, diluted,
 excluding restructuring
 and related charges and
 credits, goodwill
 impairment, and early
 extinguishment of debt     ($0.30)     $0.65    (146.2)%

Average shares
 outstanding-basic          11,549     11,525       0.2 %
Average shares
 outstanding-diluted        11,549     11,777      (1.9)%

 * Percent of sales column for income taxes is calculated as a % of income
   (loss) before income taxes.

                                                                     Page 2 of 7
                    CULP, INC. FINANCIAL INFORMATION RELEASE
                           CONSOLIDATED BALANCE SHEETS
                           MAY 1, 2005 AND MAY 2, 2004
                                    Unaudited
                             (Amounts in Thousands)

                                          Amounts                Increase
                                  ----------------------        (Decrease)
                                    May 1,      May 2,    ----------------------
                                     2005        2004       Dollars     Percent
                                  ----------  ----------  ----------  ----------

Current assets
     Cash and cash equivalents   $    5,107      14,568      (9,461)     (64.9)%
     Accounts receivable             28,824      30,719      (1,895)      (6.2)%
     Inventories                     50,499      49,045       1,454        3.0 %
     Deferred income taxes            7,054       9,256      (2,202)     (23.8)%
     Other current assets             2,691       1,722         969       56.3 %
                                  ----------  ----------  ----------  ----------
              Total current
               assets                94,175     105,310     (11,135)     (10.6)%

Property, plant & equipment, net     66,032      77,770     (11,738)     (15.1)%
Goodwill                              4,114       9,240      (5,126)     (55.5)%
Deferred income taxes                10,086           0      10,086      100.0 %
Other assets                          1,716       1,496         220       14.7 %
                                  ----------  ----------  ----------  ----------

              Total assets       $  176,123     193,816     (17,693)      (9.1)%
                                  ==========  ==========  ==========  ==========



Current liabilities
     Current maturities of
      long-term debt             $    8,110         528       7,582    1,436.0 %
     Accounts payable                22,852      15,323       7,529       49.1 %
     Accrued expenses                 9,556      13,116      (3,560)     (27.1)%
     Accrued restructuring            5,850       4,968         882       17.8 %
     Income taxes payable             1,544       1,850        (306)     (16.5)%
                                  ----------  ----------  ----------  ----------
              Total current
               liabilities           47,912      35,785      12,127       33.9 %

Long-term debt, less current
 maturities                          42,440      50,502      (8,062)     (16.0)%

Deferred income taxes                     0       4,138      (4,138)    (100.0)%
                                  ----------  ----------  ----------  ----------
              Total liabilities      90,352      90,425         (73)      (0.1)%

Shareholders' equity                 85,771     103,391     (17,620)     (17.0)%
                                  ----------  ----------  ----------  ----------

              Total liabilities
               and shareholders'
               equity            $  176,123     193,816     (17,693)      (9.1)%
                                  ==========  ==========  ==========  ==========

Shares outstanding                   11,551      11,547           4        0.0 %
                                  ==========  ==========  ==========  ==========

                                                                     Page 3 of 7
                    CULP, INC. FINANCIAL INFORMATION RELEASE
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE TWELVE MONTHS ENDED MAY 1, 2005 AND MAY 2, 2004
                                    Unaudited
                             (Amounts in Thousands)

                                                            TWELVE MONTHS ENDED
                                                          ----------------------

                                                                 Amounts
                                                          ----------------------
                                                            May 1,      May 2,
                                                             2005        2004
                                                          ----------  ----------

Cash flows from operating activities:
  Net income (loss)                                      $  (17,852)      7,220
  Adjustments to reconcile net income (loss) to net cash
   provided by operating activities:
       Depreciation                                          18,884      13,642
       Amortization of other assets                             130         173
       Stock-based compensation                                 210         210
       Goodwill impairment                                    5,126           0
       Deferred income taxes                                (12,022)      3,334
       Restructuring expense (credit)                        10,372      (1,047)
       Changes in assets and liabilities:
         Accounts receivable                                  1,895       1,540
         Inventories                                         (1,454)        507
         Other current assets                                  (969)      1,482
         Other assets                                            67         607
         Accounts payable                                     6,251        (951)
         Accrued expenses                                    (3,560)       (955)
         Accrued restructuring                               (2,800)     (1,911)
         Income taxes payable                                  (306)      1,501
                                                          ----------  ----------
            Net cash provided by operating activities         3,972      25,352
                                                          ----------  ----------

Cash flows from investing activities:
  Capital expenditures                                      (11,448)     (5,976)
  Purchases of short-term investments                             0     (17,282)
  Proceeds from the sale of short-term investments                0      27,325
                                                          ----------  ----------
            Net cash (used in) provided by investing
             activities                                     (11,448)      4,067
                                                          ----------  ----------

Cash flows from financing activities:
  Payments on vendor-financed capital expenditures           (1,527)     (3,932)
  Payments on long-term debt                                   (480)    (25,470)
  Proceeds from common stock issued                              22         196
                                                          ----------  ----------
            Net cash used in financing activities            (1,985)    (29,206)
                                                          ----------  ----------

(Decrease) increase in cash and cash equivalents             (9,461)        213

Cash and cash equivalents at beginning of period             14,568      14,355
                                                          ----------  ----------

Cash and cash equivalents at end of period               $    5,107      14,568
                                                          ==========  ==========


Free Cash Flow (1)                                       $   (9,003)     15,444
                                                          ==========  ==========


--------------------------------------------------------------------------------

(1) Free Cash Flow reconciliation is as follows:
                                                            FY 2005     FY 2004
                                                       -------------------------
A)  Net cash provided by operating activities                 3,972      25,352
B)  Minus:  Capital Expenditures                            (11,448)     (5,976)
C)  Minus:  Payments on vendor-financed capital
    expenditures                                             (1,527)     (3,932)
                                                          ----------  ----------
                                                             (9,003)     15,444
                                                          ==========  ==========

                                                                     Page 4 of 7
                    CULP, INC. FINANCIAL INFORMATION RELEASE
       SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT/DIVISION
             FOR THE THREE MONTHS ENDED MAY 1, 2005 AND MAY 2, 2004

                                  (Amounts in thousands)


                                     THREE MONTHS ENDED (UNAUDITED)
                      ----------------------------------------------------------
                                                              Percent of Total
                               Amounts                            Sales
                      -----------------------              ---------------------
                        May 1,       May 2,      % Over      May 1,     May 2,
Net Sales by Segment     2005         2004       (Under)      2005       2004
--------------------- ----------   ----------  ----------  ---------- ----------

Mattress Fabrics
  Culp Home Fashions $   27,018       27,200       (0.7)%      36.4 %     31.9 %
                      ----------   ----------  ----------  ---------- ----------

Upholstery Fabrics
  Culp Decorative
   Fabrics               25,936       32,519      (20.2)%      35.0 %     38.2 %
  Culp Velvets/Prints    21,229       25,429      (16.5)%      28.6 %     29.9 %
                      ----------   ----------  ----------  ---------- ----------
                         47,165       57,948      (18.6)%      63.6 %     68.1 %
                      ----------   ----------  ----------  ---------- ----------

  Net Sales          $   74,183       85,148      (12.9)%     100.0 %    100.0 %
                      ==========   ==========  ==========  ========== ==========


Gross Profit by
 Segment                                                    Gross Profit Margin
---------------------                                      ---------------------

Mattress Fabrics     $    4,092        5,883      (30.4)%      15.1 %     21.6 %
Upholstery Fabrics        3,316        9,755      (66.0)%       7.0 %     16.8 %
Restructuring related
 charges (1)             (2,060)           0     (100.0)%      (4.4)%      0.0 %
                      ----------   ----------  ----------  ---------- ----------

  Gross Profit       $    5,348       15,638      (65.8)%       7.2 %     18.4 %
                      ==========   ==========  ==========  ========== ==========


Operating Income                                             Operating Income
 (loss) by Segment                                             (Loss) Margin
---------------------                                      ---------------------

Mattress Fabrics     $    2,223        3,555      (37.5)%       8.2 %     13.1 %
Upholstery Fabrics       (2,018)       2,844     (171.0)%      (4.3)%      4.9 %
Unallocated corporate
 expenses                (1,732)        (686)     152.5 %      (2.3)%     (0.8)%
Restructuring and
 related charges and
 credits (1)            (10,256)       1,047   (1,079.6)%     (21.7)%      1.8 %
                      ----------   ----------  ----------  ---------- ----------

  Operating income
   (loss)            $  (11,783)       6,760     (274.3)%     (15.9)%      7.9 %
                      ==========   ==========  ==========  ========== ==========


Depreciation by
 Segment
---------------------

Mattress Fabrics     $      892 (2)      931       (4.2)%
Upholstery Fabrics        2,043 (2)    2,417      (15.5)%
                      ----------   ----------  ----------
Total Depreciation   $    2,935        3,348      (12.3)%
                      ==========   ==========  ==========


(1) The $2.0 million represents restructuring related charges of $1.3 million for accelerated depreciation and $734,000 for inventory markdowns. The $10.3 million represents $5.3 million for write-downs of buildings and equipment, $1.6 million related to asset movement costs, $1.5 million for accelerated depreciation, $1.2 for termination benefits, and $734,000 for inventory markdowns.
(2) Excludes accelerated depreciation of approximately $1.3 million associated with plant and equipment.

                                                                     Page 5 of 7
                    CULP, INC. FINANCIAL INFORMATION RELEASE
      SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT/DIVISION
            FOR THE TWELVE MONTHS ENDED MAY 1, 2005 AND MAY 2, 2004

                                  (Amounts in thousands)


                                    TWELVE MONTHS ENDED (UNAUDITED)
                      ----------------------------------------------------------
                                                              Percent of Total
                               Amounts                            Sales
                      -----------------------              ---------------------
                        May 1,       May 2,      % Over      May 1,     May 2,
Net Sales by Segment     2005         2004       (Under)      2005       2004
--------------------- ----------   ----------  ----------  ---------- ----------

Mattress Fabrics
  Culp Home Fashions $  105,432      106,322       (0.8)%      36.8 %     33.4 %
                      ----------   ----------  ----------  ---------- ----------

Upholstery Fabrics
  Culp Decorative
   Fabrics              102,185      124,272      (17.8)%      35.7 %     39.1 %
  Culp Velvets/Prints    78,881       87,522       (9.9)%      27.5 %     27.5 %
                      ----------   ----------  ----------  ---------- ----------
                        181,066      211,794      (14.5)%      63.2 %     66.6 %
                      ----------   ----------  ----------  ---------- ----------

  Net Sales          $  286,498      318,116       (9.9)%     100.0 %    100.0 %
                      ==========   ==========  ==========  ========== ==========


Gross Profit by
 Segment                                                    Gross Profit Margin
---------------------                                      ---------------------

Mattress Fabrics     $   16,819       23,376      (28.1)%      16.0 %     22.0 %
Upholstery Fabrics       16,899       34,946      (51.6)%       9.3 %     16.5 %
Restructuring related
 charges (1)             (7,561)           0     (100.0)%      (4.2)%      0.0 %
                      ----------   ----------  ----------  ---------- ----------

  Gross Profit       $   26,157       58,322      (55.2)%       9.1 %     18.3 %
                      ==========   ==========  ==========  ========== ==========


Operating Income                                             Operating Income
 (loss) by Segment                                             (Loss) Margin
---------------------                                      ---------------------

Mattress Fabrics     $    9,389       14,986      (37.3)%       8.9 %     14.1 %
Upholstery Fabrics       (6,435)       6,836     (194.1)%      (3.6)%      3.2 %
Unallocated corporate
 expenses                (4,480)      (4,519)      (0.9)%      (1.6)%     (1.4)%
Goodwill impairment      (5,126)           0     (100.0)%      (1.8)%      0.0 %
Restructuring and
 related charges and
 credits (1)            (18,046)       1,047   (1,823.6)%     (10.0)%      0.5 %
                      ----------   ----------  ----------  ---------- ----------

  Operating income
   (loss)            $  (24,698)      18,350     (234.6)%      (8.6)%      5.8 %
                      ==========   ==========  ==========  ========== ==========


Depreciation by
 Segment
---------------------

Mattress Fabrics     $    3,635 (2)    3,753       (3.1)%
Upholstery Fabrics        9,227 (2)    9,889       (6.7)%
                      ----------   ----------  ----------
Total Depreciation   $   12,862       13,642       (5.7)%
                      ==========   ==========  ==========


(1) The $7.6 million represents restructuring related charges of $6.0 million for accelerated depreciation and $1.6 million for inventory write-downs. The $18.0 million represents $7.7 million in related charges for accelerated depreciation and inventory markdowns, $5.6 million related to write-downs of buildings and equipment, $2.5 million related to asset movement costs, and $2.2 million related to employee termination costs.
(2) Excludes accelerated depreciation of approximately $6.0 million associated with plant and equipment.

                                                                     Page 6 of 7

                                   CULP, INC.
                PROFORMA CONSOLIDATED STATEMENTS OF INCOME (LOSS)
             FOR THE THREE MONTHS ENDED MAY 1, 2005 AND MAY 2, 2004
                (Amounts in Thousands, Except for Per Share Data)

                                                             THREE MONTHS ENDED
                                        --------------------------------------------------------------
                                                                                   May 1, 2005
                                         As Reported                               Proforma Net
                                            May 1,    % of                  % of        of       % of
                                             2005    Sales   Adjustments   Sales   Adjustments  Sales
                                        -------------------  -------------------   -------------------
Net sales                              $     74,183  100.0%            0                74,183  100.0%
Cost of sales                                68,835   92.8%       (2,060)  -2.8%(1)     66,775   90.0%
                                        -------------------  -------------------   -------------------
        Gross profit                          5,348    7.2%       (2,060)  -2.8%         7,408   10.0%

Selling, general and administrative
 expenses                                     9,048   12.2%         (113)   0.0%(2)      8,935   12.0%
Restructuring expense (credit)                8,083   10.9%       (8,083) -10.9%(2)          0    0.0%
                                        -------------------  -------------------   -------------------
        Income (loss) from operations       (11,783) -15.9%      (10,256) -13.8%        (1,527)  -2.1%

Interest expense                                924    1.2%            0    0.0%           924    1.2%
Interest income                                 (36)   0.0%            0    0.0%           (36)   0.0%
Other expense                                    81    0.1%            0    0.0%            81    0.1%
                                        -------------------  -------------------   -------------------
        Income (loss) before income
         taxes                              (12,752) -17.2%      (10,256) -13.8%        (2,496)  -3.4%

Income taxes (3)                             (5,022)  39.4%       (3,876)  37.8%        (1,146)  45.9%
                                        -------------------  -------------------   -------------------
Net income (loss)                      $     (7,730) -10.4%       (6,380)  -8.6%        (1,350)  -1.8%
                                        ===================  ===================   ===================

Net income (loss) per share-basic            ($0.67)              ($0.55)               ($0.12)
Net income (loss) per share-diluted          ($0.67)              ($0.55)               ($0.12)
Average shares outstanding-basic             11,550               11,550                11,550
Average shares outstanding-diluted           11,550               11,550                11,550


                                                                   THREE MONTHS ENDED
                                        ------------------------------------------------------------------------
                                                                                   May 2, 2004
                                         As Reported                               Proforma Net         Proforma
                                            May 2,    % of                  % of        of       % of    % Over
                                             2004    Sales   Adjustments   Sales   Adjustments  Sales    (Under)
                                        -------------------  -------------------   -------------------  --------
Net sales                                    85,148  100.0%            0                85,148  100.0%    -12.9%
Cost of sales                                69,510   81.6%            0    0.0%        69,510   81.6%     -3.9%
                                        -------------------  -------------------   -------------------  --------
        Gross profit                         15,638   18.4%            0    0.0%        15,638   18.4%    -52.6%

Selling, general and administrative
 expenses                                     9,925   11.7%            0    0.0%         9,925   11.7%    -10.0%
Restructuring expense (credit)               (1,047)  -1.2%        1,047    1.2%(4)          0    0.0%      0.0%
                                        -------------------  -------------------   -------------------  --------
        Income (loss) from operations         6,760    7.9%        1,047    1.2%         5,713    6.7%   -126.7%

Interest expense                                988    1.2%            0    0.0%           988    1.2%     -6.5%
Interest income                                 (20)   0.0%            0    0.0%           (20)   0.0%     80.0%
Other expense                                   220    0.3%            0    0.0%           220    0.3%    -63.2%
                                        -------------------  -------------------   -------------------  --------
        Income (loss) before income
         taxes                                5,572    6.5%        1,047    1.2%         4,525    5.3%   -155.2%

Income taxes (3)                              1,839   33.0%          346   33.0%         1,493   33.0%   -176.8%
                                        -------------------  -------------------   -------------------  --------
Net income (loss)                             3,733    4.4%          701    0.8%         3,032    3.6%   -144.5%
                                        ===================  ===================   ===================  ========

Net income (loss) per share-basic             $0.32                $0.06                 $0.26
Net income (loss) per share-diluted           $0.32                $0.06                 $0.26
Average shares outstanding-basic             11,531               11,531                11,531
Average shares outstanding-diluted           11,815               11,815                11,815

Notes:
(1) The $2.0 million represents restructuring related charges of $1.3 million for accelerated depreciation and $734,000 for inventory markdowns.
(2) The $8.2 million represents $5.3 million for write-downs of building and equipment, $1.6 million related to asset movement costs, $1.2 million for termination benefits, and $113,000 in accelerated depreciation.
(3) The percent of net sales column for income taxes is calculated as a % of income (loss) before income taxes.
(4) The $1.0 million restructuring credit represents adjustment of accrued employee benefit and other plant closing costs related to the shutdown of the Chatanooga and Lumberton operations.

                                                                     Page 7 of 7

                                   CULP, INC.
                PROFORMA CONSOLIDATED STATEMENTS OF INCOME (LOSS)
             FOR THE TWELVE MONTHS ENDED MAY 1, 2005 AND MAY 2, 2004
                (Amounts in Thousands, Except for Per Share Data)

                                                             TWELVE MONTHS ENDED
                                        --------------------------------------------------------------
                                                                                   May 1, 2005
                                         As Reported                               Proforma Net
                                            May 1,    % of                  % of        of       % of
                                             2005    Sales   Adjustments   Sales   Adjustments  Sales
                                        -------------------  -------------------   -------------------
Net sales                              $    286,498  100.0%            0               286,498  100.0%
Cost of sales                               260,341   90.9%       (7,561)  -2.6%(1)    252,780   88.2%
                                        -------------------  -------------------   -------------------
        Gross profit                         26,157    9.1%       (7,561)  -2.6%        33,718   11.8%

Selling, general and administrative
 expenses                                    35,357   12.3%         (113)   0.0%(3)     35,244   12.3%
Goodwill impairment                           5,126    1.8%       (5,126)   0.0%(2)          0    0.0%
Restructuring expense (credit)               10,372    3.6%      (10,372)  -3.6%(3)          0    0.0%
                                        -------------------  -------------------   -------------------
        Income (loss) from operations       (24,698)  -8.6%      (23,172)  -8.1%        (1,526)  -0.5%

Interest expense                              3,713    1.3%            0    0.0%         3,713    1.3%
Interest income                                (134)   0.0%            0    0.0%          (134)   0.0%
Early extinguishment of debt                      0    0.0%            0    0.0%             0    0.0%
Other expense                                   517    0.2%            0    0.0%           517    0.2%
                                        -------------------  -------------------   -------------------
        Income (loss) before income
         taxes                              (28,794) -10.1%      (23,172)  -8.1%        (5,622)  -2.0%

Income taxes (4)                            (10,942)  38.0%       (8,749)  37.8%(4)     (2,193)  39.0%
                                        -------------------  -------------------   -------------------
Net income (loss)                      $    (17,852)  -6.2%      (14,423)  -5.0%        (3,429)  -1.2%
                                        ===================  ===================   ===================

Net income (loss) per share-basic            ($1.55)              ($1.25)               ($0.30)
Net income (loss) per share-diluted          ($1.55)              ($1.25)               ($0.30)
Average shares outstanding-basic             11,549               11,549                11,549
Average shares outstanding-diluted           11,549               11,549                11,549


                                                                  TWELVE MONTHS ENDED
                                        ------------------------------------------------------------------------
                                                                                   May 2, 2004
                                         As Reported                               Proforma Net         Proforma
                                            May 2,    % of                  % of        of       % of    % Over
                                             2004    Sales   Adjustments   Sales   Adjustments  Sales    (Under)
                                        -------------------  -------------------   -------------------  --------
Net sales                                   318,116  100.0%            0               318,116  100.0%     -9.9%
Cost of sales                               259,794   81.7%            0    0.0%       259,794   81.7%     -2.7%
                                        -------------------  -------------------   -------------------  --------
        Gross profit                         58,322   18.3%            0    0.0%        58,322   18.3%    -42.2%

Selling, general and administrative
 expenses                                    41,019   12.9%            0    0.0%        41,019   12.9%    -14.1%
Goodwill impairment                               0    0.0%            0    0.0%             0    0.0%      0.0%
Restructuring expense (credit)               (1,047)  -0.3%        1,047    0.3%(5)          0    0.0%      0.0%
                                        -------------------  -------------------   -------------------  --------
        Income (loss) from operations        18,350    5.8%        1,047    0.3%        17,303    5.4%   -108.8%

Interest expense                              5,528    1.7%            0    0.0%         5,528    1.7%    -32.8%
Interest income                                (376)  -0.1%            0    0.0%          (376)  -0.1%    -64.4%
Early extinguishment of debt                  1,672    0.6%       (1,672)   0.0%(6)          0    0.0%      0.0%
Other expense                                   750    0.2%            0    0.0%           750    0.2%    -31.1%
                                        -------------------  -------------------   -------------------  --------
        Income (loss) before income
         taxes                               10,776    3.4%         (625)  -0.2%        11,401    3.6%   -149.3%

Income taxes (4)                              3,556   33.0%         (206)  33.0%         3,762   33.0%   -158.3%
                                        -------------------  -------------------   -------------------  --------
Net income (loss)                             7,220    2.3%         (419)  -0.1%         7,639    2.4%   -144.9%
                                        ===================  ===================   ===================  ========

Net income (loss) per share-basic             $0.63               ($0.04)                $0.66
Net income (loss) per share-diluted           $0.61               ($0.04)                $0.65
Average shares outstanding-basic             11,525               11,525                11,525
Average shares outstanding-diluted           11,777               11,525                11,777

Notes:
(1) The $7.6 million represents restructuring related charges of $6.0 million for accelerated depreciation and $1.6 million for inventory write-downs.
(2) The $5.1 million represents a goodwill impairment charge related to the Culp Decorative Fabrics division.
(3) The $10.4 million restructuring charge represents $5.6 million for write-downs of buildings and equipment, $2.5 million related to asset movement costs, $2.2 million for termination benefits, and $113,000 in accelerated depreciation.
(4) The percent of net sales column for income taxes is calculated as a % of income (loss) before income taxes.
(5) $1.0 million restructuring credit represents adjustment of accrued employee benefit and other plant closing costs related to the shutdown of the Chattanooga and Lumberton operations.
(6) The $1.7 million charge represents premium and fees paid to reduce the private placement loan balance.